UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23672

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Inc. American International Plaza Building - Tenth Floor 250 Muñoz Rivera Avenue San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 through June 30, 2022

Item 1. Report to Stockholders.

(a) The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

2022

SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present the Letter to Shareholders for the period from January 1, 2022 to June 30, 2022.

The performance of the Fund during the period was driven by three major events: (1) the evolution of the tightening cycle by the Federal Reserve that began in March 2022, (2) the invasion of Ukraine by Russia in February 2022, and (3) the re-structuring of the Puerto Rico debt in March 2022.

At its December 2021 meeting, the Federal Reserve Board (“Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. At is March 2022 meeting the Fed raised short-term interest rates by 0.25% for the first time since the start of the Covid-19 pandemic in 2020. This increase was followed by larger increases of 0.50% in May and 0.75% in June. The Fed remains concerned about continued elevated inflation readings, demand/supply imbalances and broader price pressures. The Fed Funds market is signaling a Fed Funds rate above 3% by the end of calendar 2022.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality trade with equity markets decreasing and sovereign yields on U.S. Treasuries, German bonds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

After failing to capture the capital of Kiev, Russia redirected its military to the eastern provinces of Ukraine. There it has been more successful in gaining territory. Fighting remains fierce with no peaceful end in sight., As the war evolved, markets shifted their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions continue in other sectors of the world economy. After a brief equity rally, major equity indices in the U.S. resumed their downward trend. For the first six months of the year, the S&P 500 had its worst negative performance in several decades. Risks remain elevated and volatility is high.

The bond markets reversed course. After the initial decrease in yields from the flight to quality trade, continued high inflation readings, the increase in the size of the Fed Fund hikes and the planned reduction in the size of the Federal Reserve balance sheet led to higher yields. Interest rates increased across the yield curve.

The net effect of these events was a flattening of the yield curve. The yield of the two-year note increased 2.22% from 0.73% at December 31, 2021 to 2.95% at June

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30, 2022. The yield of the ten-year note increased 1.50%, from 1.51% at the beginning of the year to 3.01% at the end of the period. Thus, the yield curve flattened 0.72% during the period.

In Puerto Rico, the Tittle III Federal Court re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, the Highway and Transportation Authority debt, Pension Obligation Bonds and several other smaller agencies. The Puerto Rico Electric Power Authority is the last agency remaining to be restructured; the Commonwealth rejected the proposed restructuring agreement with bondholders and the court mandated mediation. Please refer to the Management Discussion section for details on the impact on the Fund of the re-structuring of the Puerto Rico bond holdings.

The combination of persistent higher inflation, a flatter yield curve, the uncertainty about the pace of the monetary tightening cycle, increased risks of a possible recession in the U.S., and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from January 1, 2022 to June 30, 2022:

Six-Month Period
Based on market price	(46.36)%
Based on net asset value (“NAV”)	(14.16)%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the period from January 1, 2022 to June 30, 2022:

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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Dividend yield-based on market at period-end			4.27%
Dividend yield based on NAV at period-end			1.71%

NAV as of June 30, 2022	$4.25
Market Price as of June 30, 2022	$1.70
Premium (discount) to NAV	(60.0%	)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund distributed all its net investment income plus approximately $121,000 from undistributed income from prior periods. In prior years, the Fund disclosed the yield based on the initial $10 offering price of March 20001. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 9 to the Semi-Annual Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Many securities in which the Fund has invested have call dates. The Mortgage-Backed Securities (“MBS’) are subject to prepayments on the underlying mortgages. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying Semi-Annual Financial Statements.

Figure 1 below reflects the breakdown of the investment portfolio as of June 30, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

[1]	For comparison purposes, the dividend yield based on the $10 offering price is 0.73%.

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The largest Puerto Rico municipal bond holdings in the portfolio, representing 74.92% of the portfolio are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. The bonds debt service reserve was fully funded during October 2021. During the period, the valuation of the bonds decreased as a result of the increase in yields of fixed income securities.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS,” and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a private equity portfolio owned by ERS. From the Effective Date until April 10, 2023, the Commonwealth will have the option to purchase the ERS Private Equity Portfolio or the interests of the ERS Trust. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $255,151. Prior to the Plan of Adjustment, the Fund had an unrealized loss amounting to $9,971,961. Based on the effect of the Plan of Adjustment during the year, the Fund had a realized loss of $9,873,136, which resulted in a net impact of $98,825 in our Statement of Operations.

The Puerto Rico Infrastructure Finance Authority bond owned by the Fund was exchanged for $54,303 in cash and a Contingent Valuation Instrument (“CVI”) valued at $102,758 as shown in the accompanying Schedule of Investments. The interest on the CVI is paid annually and is contingent on the Rum Tax collections during the year.

The balance of the Puerto Rico holdings consists of Puerto Rico Electric Power Authority (“PREPA”) bonds and Mortgage-Backed Securities (“MBS”) representing approximately 3.0% of the portfolio. The MBS holdings decreased, both as a result of repayments of the underlying mortgages and a decrease in the valuation of the securities. PREPA and its bondholders continue in the court mandated mediation process.

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The U.S. portfolio is composed of U.S. agencies and U.S. municipal bonds. The U.S. Agencies represent 12.94% of the portfolio and the U.S. municipal bonds represent 8.71%. Both the U.S. Agencies and U.S. municipal bonds decreased in value based on the increase in yields during the period. The rating of the Illinois General Obligation Bonds was upgraded during the period.

The NAV of the fund decreased $0.78 during the period from $5.03 at the beginning of the period to $4.25 at end of the period. As discussed above, the portfolio decreased in value based on the increase in yields of fixed income securities. At period-end the Fund indicated market value was a 60.0% discount to its NAV, an increase from a discount of 36.0% at fiscal-year end 2021.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax	74.92%
Electric Power Authority	0.87%
U.S. Agencies	12.94%
Mortgage Certificates	1.59%
Mortgage-Backed Securities	0.76%
General Obligations	8.92%
Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	78.35%
U.S.	21.65%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of June 30, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent
AAA	13.70%
BBB	10.29%
Below BBB	1.09%
Not Rated	74.92%
Total	100.00%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2022, the COFINA Board had not applied for a rating.

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This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of June 30, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$1,500,000

Leverage Ratio	3.04%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 5 to the Semi-Annual Financial Statements for further details on outstanding leverage for the period from January 1, 2022 to June 30, 2022. The cash proceeds of the ERS Bonds re-structuring were used to pay-off some of the outstanding leverage.

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GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

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TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from January 1, 2022 to June 30, 2022 (Unaudited)	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$5.03	$4.87

Operating		Net investment income (a)	0.06	0.15
Performance:		Net realized (loss) gain and unrealized appreciation (depreciation) from investments (a)	(0.77)	0.16

		Total from investment operations	(0.71)	0.31

		Less: Dividends from net investment income to common shareholders	(0.07)	(0.15)
		Discount on repurchase of common stock	-	0.00*

		Net asset value applicable to common stock, end of period	$4.25	$5.03

		Market value, end of period (b)	$1.70	$3.22

Total	(b) (f)	Based on market value per share	(46.36)%	13.75%
Investment Return:	(h)	Based on net asset value per share	(14.16)%	6.90%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	2.02%	1.17%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.60%	1.75%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	2.58%	1.73%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.02%	0.02%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	2.67%	3.12%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$47,310	$55,982

	(g)	Portfolio turnover	0.00%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%	0.00%

*	Discount on repurchase of common stock represents an amount that rounds to zero. Refer to Note 3.

(a)	Based on average outstanding common shares of 11,121,906 and 11,123,724 for the fiscal year ended December 31, 2021 and for the period from January 1, 2022 to June 30, 2022, respectively.

(b)	Period-end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

(c)

Based on average net assets applicable to common shareholders of $55,164,902 and $51,680,961 for the fiscal year ended December 31, 2021 and for the period from January 1, 2022 to June 30, 2022, respectively. Ratios for the period from January 1, 2022 to June 30, 2022 were annualized using a 365 day base.

(d)	Expenses include both operating and interest and leverage related expenses.

(e)

The effect of the expenses waived for the fiscal year ended December 31, 2021 and for the period from January 1, 2022 to June 30, 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.58% and 0.58%, respectively.

(f)

Dividends are assumed to be reinvested at the per share market value or net asset as defined in the dividend reinvestment plan. Investment return is not annualized for the period from January 1, 2022 to June 30, 2022.

(g)

Portfolio turnover is not annualized for the period from January 1, 2022 to June 30, 2022. Portfolio turnover calculation excludes transactions related to the restructuring of Employees Retirement System Bonds.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2022 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico Tax-Exempt Obligations - 0.77% of net assets applicable to common shareholders, total cost of $347,746

$ 14,662	G	Community Endowment-Collateralized by FNMA Pool 564115	8.50%	12/01/30	$14,686
119,425	G	Community Endowment-Collateralized by FNMA Pool 564122	8.00%	01/01/31	124,942
65,575	G	Community Endowment-Collateralized by FNMA Pool 564129	8.00%	02/01/31	66,944
128,172	G	Community Endowment-Collateralized by FNMA Pool 564130	8.50%	01/01/31	133,848
19,912	G	Community Endowment-Collateralized by FNMA Pool 573425	8.00%	02/01/31	19,959
$ 347,746	C				$360,379

Puerto Rico Agencies Bonds and Notes - 64.96% of net assets applicable to common shareholders, total cost of $31,558,830

$ 290,000	H A	Puerto Rico Electric Power Authority	5.25%	07/01/27	$245,775
25,000	H E	Puerto Rico Electric Power Authority	5.00%	07/01/19	21,188
70,000	H E	Puerto Rico Electric Power Authority	5.00%	07/01/18	59,325
40,000	H E	Puerto Rico Electric Power Authority	5.25%	07/01/18	33,900
50,000	H E	Puerto Rico Electric Power Authority	5.00%	07/01/20	42,375
15,000	H E	Puerto Rico Electric Power Authority	5.00%	07/01/18	12,713
365,257		Puerto Rico Commonwealth General Obligations	I	11/01/51	102,758
1,119,000	H	Puerto Rico Sales Tax	4.50%	07/01/34	1,123,797
568,000	H	Puerto Rico Sales Tax	4.55%	07/01/40	547,128
4,167,000	H	Puerto Rico Sales Tax	4.75%	07/01/53	4,003,716
14,716,000	H	Puerto Rico Sales Tax	5.00%	07/01/58	14,465,534
5,770,000	H	Puerto Rico Sales Tax	4.33%	07/01/40	5,418,434
171,000	H	Puerto Rico Sales Tax	4.54%	07/01/53	159,582
4,707,000	H	Puerto Rico Sales Tax	4.78%	07/01/58	4,495,980
$ 32,073,257					$30,732,205

Puerto Rico Agencies Zero Coupons Bonds - 11.66% of net assets applicable to common shareholders, total cost of $5,663,535

$ 11,950,000	H	Puerto Rico Sales Tax	0.00%	07/01/46	$3,213,845
11,577,000	H	Puerto Rico Sales Tax	0.00%	07/01/51	2,302,086
$ 23,527,000					$5,515,931

Principal Outstanding Amount

Mortgage-Backed Securities - 1.34% of net assets applicable to common shareholders, total cost of $945,496

$ 945,496	B F	Doral Financial Participation Certificate 2001 Series A	7.58%	10/01/35	$638,872

Puerto Rico FNMA Taxable - 0.26% of net assets applicable to common shareholders, total cost of $118,919

$ 25,289		FNMA Pool 573429	7.00%	03/01/31	$25,737
61,361		FNMA Pool 573449	7.00%	04/01/31	62,483
32,269		FNMA Pool 573450	7.50%	04/01/31	32,467
$ 118,919	C				$120,687

Face Amount

US Government, Agency and Instrumentalities - 13.04% of net assets applicable to common shareholders, total cost of $5,945,132

$ 2,000,000		Federal Farm Credit	2.95%	12/28/37	$1,806,830
1,000,000		Federal Farm Credit	4.14%	08/02/38	982,066
2,805,000	D	Federal Home Loan Bank	5.50%	07/15/36	3,380,572
$ 5,805,000					$6,169,468

US Municipals - 8.78% of net assets applicable to common shareholders, total cost of $3,880,316

$ 1,380,000		State of Illinois General Obligations	7.10%	07/01/35	$1,503,894
1,500,000		State of Illinois General Obligations	7.35%	07/01/35	1,636,197
250,000		State of Illinois General Obligations	5.00%	01/01/23	251,543
250,000		State of Illinois General Obligations	5.15%	01/01/24	253,443
250,000		State of Illinois General Obligations	5.25%	01/01/25	253,735
250,000		State of Illinois General Obligations	5.35%	01/01/26	255,747
$ 3,880,000					$4,154,559

Total investments (100.81% of net assets applicable to common shareholders)					$47,692,101
Other Assets and Liabilities, net (-0.81% of net assets applicable to common shareholders)					(382,374)
Net assets applicable to common shareholders - 100%					$47,309,727

Face Amount					Value

Real estate owned - 0.02% of net assets applicable to common shareholders, total cost of $11,025

$ 11,025		Commercial Real Estate Owned held on Arroyo, Puerto Rico			$11,025

Securities Sold Under Repurchase Agreement - 3.17% of net assets applicable to common shareholders

$ 1,500,000		Repurchase Agreements with Amherst Pierpoint			$1,500,000
		1.69% dated June 21, 2022 due July 19, 2022 (Collateralized by a US Government, Agency and Instrumentailties with a face amount of $1,400,000 and a fair value of $1,687,273; 5.50%, with a maturity date of July 15, 2036)

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2022 (Unaudited)

A	These securities have defaulted and are not currently accruing interest income.

B

Certificates are collateralized by mortgage-backed obligations. They are subject to pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The mortgage loans underlying these trust securities are guaranteed by the Federal Housing Administration (“FHA”) or by the United States Veterans Administration (“VA”). This guarantee is subject to complying with certain FHA guidelines in order to be effective.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

E	These bonds matured and defaulted on its principal and interest payments. However, they are still trading in the open market.

F	This security is a private placement and significant unobservable inputs were used in the valuation of this security and is classified as Level 3. See Note 1 for further information.

G	These securities are private placements and the only source for payment of interest and principal is the collateral.

H

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

I	The interest for this security is paid once a year and is contingent on the collection of Rum Taxes as disclosed in the Puerto Rico Debt Restructuring Plan of 2021.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements, at value,
	which has the right to be repledged (identified cost - $1,469,941)		$1,687,273
	Other securities, at value (identified cost - $46,990,033)		46,004,828

			$47,692,101

	Cash		396,215
	Real estate owned		11,025
	Interest receivable		970,619
	Plan of Adjustment (Private Equity Portfolio) receivable		255,151
	Prepaid expenses and other assets		44,030

	Total assets		49,369,141

Liabilities:	Securities sold under repurchase agreements		1,500,000
	Dividends payable to common shareholders		134,419
	Directors fees payable		6,140
	Payables:
	Interest and leverage expenses	704
	Investment advisory fees	10,199
	Administration, custody, and transfer agent fees	7,130	18,033

	Professional fees		86,059
	Proxy related fees		211,855
	Reporting fees		66,391
	Accrued expenses and other liabilities		36,517

	Total liabilities		2,059,414

Net Assets Applicable to Common Shareholders:			$47,309,727

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 98,000,000 shares authorized, 11,124,342 shares issued and outstanding)		139,199,628
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 9)		(91,889,901)

	Net assets applicable to common shareholders		$47,309,727

	Net asset value applicable to common shares - per share; 11,124,342 shares outstanding		$4.25

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Investment Income:	Interest	$1,203,253

Expenses:	Interest and leverage related expenses	4,933
	Investment advisory fees	200,896
	Administration, custody, and transfer agent fees	51,871
	Professional fees	73,131
	Directors’ fees and expenses	16,161
	Insurance expense	25,597
	Mortgage servicing fees	26,066
	Reporting fees	29,009
	Proxy related fees	215,968
	Other	21,902

	Total expenses	665,534

	Waived investment advisory, administration, custodian, and transfer agent fees	(147,394)

	Net expenses after waived fees by investment adviser, administration, custodian,
	and transfer agent	518,140

Net Investment Income:		685,113

Realized Loss and	Net realized loss on investments	(9,547,009)
Unrealized Appreciation	Change in unrealized appreciation (depreciation) on investments	990,546

(Depreciation) on Investments:	Total net realized and unrealized loss on investments and real estate owned	(8,556,463)

	Net decrease in net assets resulting from operations	$(7,871,350)

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the period from January 1, 2022 to June 30, 2022 (Unaudited)	For the fiscal year ended December 31, 2021
Increase (Decrease) in Net Assets:

	Net investment income	$685,113	$1,723,537
	Net realized loss on investments	(9,547,009)	(244,473)
	Net realized loss on real estate owned	-	(7,884)
	Change in unrealized appreciation (depreciation) on investments	990,546	1,966,062
	Change in unrealized appreciation (depreciation) on real estate owned	-	22,230

	Net (decrease) increase in net assets resulting from operations	(7,871,350)	3,459,472

Dividends to Common
Shareholders From:	Net investment income	(806,477)	(1,612,687)

Capital Share	Reinvestment of dividends on common shares	5,896	13,277
Transactions:	Repurchase of common shares	-	(4,374)

		5,896	8,903

Net Assets:
	Net (decrease) increase in net assets applicable to common shareholders	(8,671,931)	1,855,688

	Net assets at the beginning of the period/year	55,981,658	54,125,970

	Net assets at the end of the period/year	$47,309,727	$55,981,658

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the period from January 1, 2022 to June 30, 2022 (Unaudited)
Increase (Decrease) in Cash

Cash Provided by	Net decrease in net assets from operations	$(7,871,350)
Operations:	Adjusted by:
	Proceeds from exchange in Puerto Rico securities	54,303
	Proceeds from restructuring of Employee Retirement System Bonds	1,982,258
	Legal expenses related to Puerto Rico bond restructurings	(1,501)
	Paydowns of portfolio securities	122,620
	Net realized loss on investments	9,547,009
	Change in unrealized (appreciation) depreciation on investments	(990,546)
	Accretion of discounts on investments	(152,782)
	Amortization of premiums on investments	3,511
	Decrease in interest receivable	442
	Increase in Plan of Adjustment (Private Equity Portfolio) receivable	(255,151)
	Increase in prepaid expenses and other assets	(35,329)
	Increase in interest payable	281
	Increase in directors fees payable	60
	Increase in administration, custody, and transfer agent fees payable	113
	Decrease in investment advisory fees payable	(2,338)
	Decrease in professional fees	(12,499)
	Increase in proxy related fees	211,855
	Increase in reporting fees	591
	Decrease in accrued expenses and other liabilities	(8,550)

	Total cash provided by operations	2,592,997

Cash Used in	Securities sold under repurchase agreements proceeds	(17,275,000)
Financing Activities:	Securities sold under repurchase agreements repayments	15,525,000
	Dividends to common shareholders paid in cash	(800,566)

	Total cash used in financing activities	(2,550,566)

Cash:	Net increase in cash for the period	42,431
	Cash at the beginning of the period	353,784

	Cash at the end of the period	$396,215

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$4,652

	Non-cash activities-dividends reinvested by common shareholders	$5,896

The accompanying notes are an integral part of these financial statements.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on March 24, 2000 and commenced operations on February 28, 2001. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At June 30, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Real estate owned: Real estate owned, which consists of real estate acquired in settlement of mortgage-loans in participation certificates, is recorded at fair value using external appraisals adjusted for market events. Subsequent to foreclosure, gains or losses resulting from the sale of these properties are credited or charged to realized gains or losses, and gains or losses recognized on the periodic reevaluations of these properties are credited or charged to unrealized gains or losses. The cost of maintaining and operating these properties is expensed as incurred. Real estate owned is classified as Level 3.

The following is a summary of the portfolio by inputs used as of June 30, 2022, in valuing the Fund’s investments carried at fair value:

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 06/30/22
Investment Securities:
Puerto Rico Tax-Exempt Obligations	$-	$360,379	$-	$360,379
Puerto Rico Agencies Bonds and Notes	-	36,248,136	-	36,248,136
Mortgage-Backed Securities	-	-	638,872	638,872
Puerto Rico FNMA Taxable	-	120,687	-	120,687
US Government, Agencies, and Instrumentalities	-	6,169,468	-	6,169,468
US Municipals	-	4,154,559	-	4,154,559

Total of investment securities	-	47,053,229	638,872	47,692,101
Real estate owned	-	-	11,025	11,025

Total	$-	$47,053,229	$649,897	$47,703,126

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investments Securities
	Balance as of 12/31/21	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 06/30/22

Doral Participation Certificate 2001 Series A	$739,421	$-	$(12,179)	$-	$-	$-	$(88,370)	$-	$638,872

	Level 3 Real Estate Owned
	Balance as of 12/31/21	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Purchases/ Additions	Sales	Transfers in (out) to Level 3	Balance as of 06/30/22

Real estate ow ned	$11,025	$-	$-	$-	$-	$-	$11,025

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Inputs		Price
Investment Securities:

Doral Participation Certificate	$638,872	Discounted Cash Flow	Constant prepayment rate	1.76%	$67.57
			Probability of default	16.60%
			Loss severity	6.08%
			Discount rate	20.17%
Real estate owned:	11,025	External Appraisal, adjusted w hen necessary	Not applicable
Total	$649,897

Significant changes in the unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at June 30, 2022, amounted to a net unrealized depreciation of $37,347.

There were no transfers into or out of Level 3 for the period from January 1, 2022 to June 30, 2022.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of June 30, 2022.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. For the period from January 1, 2022 to June 30, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments for the period from January 1, 2022 to June 30, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of June 30, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from January 1, 2022 to June 30, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 2,000,000 preferred shares with a par value of $25, in one or more series. During the period from January 1, 2022 to June 30, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the period from January 1, 2022 to June 30, 2022, investment advisory fees amounted to $200,896 equivalent to 0.37% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $133,930, for a net fee of $66,966, which represents an effective rate of 0.12%. The investment advisory fees payable amounted to $10,199 as of June 30, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from January 1, 2022 to June 30, 2022, the administrative, custody, and transfer agency services fee amounted to $51,871. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $13,464, for a net fee of $38,407, which is equivalent to 0.07% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $7,130 as of June 30, 2022.

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the period from January 1, 2022 to June 30, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $16,161. The directors fees payable amounted to $6,140 as of June 30, 2022.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the period were as follows:

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%
Affiliates	$-	-	$-	-	$-	-
Unaffiliated	-	-	-	-	15,525	100%

	$-	-	$-	-	$15,525	100%

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

3.	Capital Share Transactions

The Fund is authorized to issue up to 98,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from January 1, 2022 to June 30, 2022 and for the fiscal year ended December 31, 2021 were as follows:

Common Shares	2022	2021
Proceeds from the reinvestment of dividends	$5,896	$13,277
Repurchase of shares	-	(4,374)

	$5,896	$8,903

Transactions in common shares for the period from January 1, 2022 to June 30, 2022 and for the fiscal year ended December 31, 2021 were as follows:

Common shares	2022	2021

Beginning common shares	11,123,095	11,121,305
Shares issued due to the reinvestment of dividends	1,247	3,440
Shares repurchased	-	(1,650)

Ending common shares	11,124,342	11,123,095

The Fund repurchased a total of 1,650 common shares during the fiscal year ended December 31, 2021, as follows:

	Shares Repurchased	Net Asset Value	Cost
Affiliates	338	1,633	1,055
Non-Affiliates	1,312	6,391	3,319

Total	1,650	$8,024	$4,374

The shares repurchased from affiliates consist of shares held by clients in such affiliates.

The weighted average discount per share is 45.49% for shares repurchased during the fiscal year ended December 31, 2021.

There were no repurchase shares for the period from January 1, 2022 to June 30, 2022.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the period from January 1, 2022 to June 30, 2022, were as follows:

	Purchases	Sales	Paydowns

Puerto Rico Obligations	$-	$-	$123

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed in April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment in exchange of the ERS bonds previously held by the Fund. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a private equity portfolio owned by ERS. From the Effective Date until April 10, 2023, the Commonwealth will have the option to purchase the ERS Private Equity Portfolio or the interests of the ERS Trust. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $255,151. Prior to the Plan of Adjustment, the Fund had an unrealized loss amounting to $9,971,961. Based on the effect of the Plan of Adjustment during the year, the Fund had a realized loss of $9,873,136, which resulted in a net impact of $98,825 in our Statement of Operations.

The Puerto Rico Infrastructure Finance Authority bond owned by the Fund was exchanged for $54,303 in cash and a Contingent Valuation Instrument (“CVI”) valued at $102,758 as shown in the accompanying Schedule of Investments. The interest on the CVI is paid annually and is contingent on the Rum Tax collections during the year.

Soon after the Commonwealth Plan went into effect, the Commonwealth rejected the Puerto Electric Power Authority (“PREPA”) Plan of Adjustment that had been negotiated with PREPA bondholders. The Tittle III Federal District Court has mandated mediation between the parties to try to negotiate a new plan. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $1,500,000 at June 30, 2022, and related information is as follows:

Weighted average interest rate at the end of the period	1.69%

Maximum aggregate balance outstanding at any time of the period	$3,250,000

Average balance outstanding during the period	$2,040,470

Average interest rate during the period	0.48%

At June 30, 2022, interest rate on securities sold under repurchase agreements is 1.69% with a maturity date of July 19, 2022.

At June 30, 2022, investment securities amounting to $1,687,273 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $704 at June 30, 2022.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at June 30, 2022:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Amherst Pierpont Securities, New York	$1,500,000	$-	$1,500,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $1,500,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At June 30, 2022, the Fund had investments with an aggregate fair value of approximately $36,887,008, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $36,248,136 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Also, at June 30, 2022, the Fund had investments with an aggregate market value amounting to $4,154,559, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period from January 1, 2022 to June 30, 2022, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$48,459,974

Gross appreciation	804,630
Gross depreciation	(1,572,503)

Net appreciation (depreciation)	$(767,873)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from January 1, 2022 to June 30, 2022, the Fund had distributed from ordinary income $806,477 for tax purposes. The undistributed net investment income at June 30, 2022, was as follows:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Undistributed net investment income for tax purposes at the beginning of the period	$3,617,022
Net investment income for tax purposes	685,113
Dividends paid to common shareholders	(806,477)

Undistributed net investment income for tax purposes at the end of the period	$3,495,658

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at June 30, 2022 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$3,495,658
Accumulated net realized loss from investment	(94,617,686)
Unrealized net depreciation from investment	(767,873)

Total Distributable Earnings (Accumulated Loss)	$(91,889,901)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

11.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against thirteen Funds, including this Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. In 2021, the parties reached an agreement to settle this matter for $15 million (the “Settlement Amount”). On June 28, 2022, the Court entered an order with a preliminary approval of the stipulation. A final hearing was heard on August 26, 2022, with participation of all parties and two shareholders. No objection to the stipulation was filed. The Court will enter judgment, which will be final and unappealable thirty (30) days after its notification. Ten (10) days after the judgment becomes final, the Funds will receive a pro rata allocation of the Settlement Amount.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from July 1, 2022 through August 29, 2022 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2022 to June 30, 2022 (Unaudited)

Dividends:

On July 31, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01208 per common share, totaling $134,422 and payable on August 10, 2022, to common shareholders of record as of July 31, 2022.

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OTHER INFORMATION (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders (the “Annual Meeting”) was originally convened on April 28, 2022 and was subsequently adjourned to June 9, 2022 and July 28, 2022, in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting. As of the date hereof, the Annual Meeting has been adjourned to September 22, 2022, and no business has been transacted at the Annual Meeting. The Annual Meeting has the following agenda items:

1.	Election of Directors. To elect three (3) directors of the Fund.

2.

Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022; and

3.	To transact such other business as may properly come before the Meeting or any continuation or adjournment thereof.

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on April 8, 2022 (the “Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on April 29, 2022 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on June 10, 2022 (“Amendment No. 2”), and Amendment No. 3 filed with the SEC on July 29, 2022 (“Amendment No. 3”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

1

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

2

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

3

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 9, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among

5

other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues,

6

expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

7

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

[1]	Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

(This Page Intentionally Left Blank)

(b) Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR..

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period from January 1, 2022 through June 30, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR..

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	September 7, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	September 7, 2022